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                                   FORM OF LETTER OF TRANSMITTAL - EXHIBIT-99.5



                              LETTER OF TRANSMITTAL

                 OFFER TO EXCHANGE 2.4825 SHARES OF COMMON STOCK

                                       OF

                              WESTECH CAPITAL CORP.

                                       FOR

                         EVERY ONE SHARE OF COMMON STOCK

                                       OF

                          TEJAS SECURITIES GROUP, INC.

                           PURSUANT TO THE PROSPECTUS

                          DATED                   , 2000
                                -----------------

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, AUSTIN TIME, ON SEPTEMBER _____, 2000, UNLESS THE OFFER IS EXTENDED.

By Overnight, Certified or Hand Delivery at:
Tejas Securities Group Holding Company
Attn:  Kurt J. Rechner
2700 Via Fortuna, Suite 400
Austin, Texas 78746

By Facsimile Transmission at:
Tejas Securities Group Holding Company
Attn:  Kurt J. Rechner
(512) 306-8222 (phone)
(512) 347-9074 (fax)

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO TEJAS HOLDING. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW.

         THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be used by shareholders of Tejas Securities Group, Inc. ("TEJAS") if certificates for Tejas Shares (as such term is defined below) are to be forwarded herewith.


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                         DESCRIPTION OF SHARES TENDERED

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         Name(s) and Address(es) of Registered Holder(s)                    Shares Tendered                    Certificate
(Please fill in, if blank, exactly as name(s) appear(s) on Share                                                Number(s)
                         Certificate(s))
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


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



                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby delivers to Tejas Securities Group Holding Company, a Texas corporation ("TEJAS HOLDING"), the above-described shares (the "TEJAS SHARES") of common stock (the "TEJAS COMMON STOCK"), no par value per share, of Tejas Securities Group, Inc., a Texas corporation ("TEJAS"), pursuant to Tejas Holdings offer to exchange 2.4825 shares of common stock, par value $0.001 per share (the "WESTECH SHARES"), of Westech Capital Corp., a New York corporation ("WESTECH"), for every one share of Tejas Common Stock upon the terms and subject to the conditions set forth in the Prospectus, dated July ____, 2000 (the "PROSPECTUS"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Prospectus and any amendments or supplements hereto or thereto, collectively constitute the "OFFER"). The undersigned understands that Tejas Holding reserves the right to transfer or assign, in whole at any time, or in part from time to time, to one or more of its affiliates, the right to purchase all or any portion of the Tejas Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Tejas Holding of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive Westech Shares for Tejas Shares validly tendered and accepted for exchange pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

         Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the Tejas Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Tejas Holding, all right, title and interest in and to all of the Tejas Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Tejas Shares or other securities issued or issuable in respect thereof on or after, ______________, 2000 (collectively, "DISTRIBUTIONS")) and irrevocably constitutes and appoints Tejas Holding the true and lawful agent and attorney-in-fact of the undersigned with respect to such Tejas Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Tejas Shares (and any and all Distributions), together with all accompanying evidences of transfer and authenticity, to or upon the order of Tejas Holding, (ii) present such Tejas Shares (and any and all Distributions) for transfer on the books of Tejas, upon the order of Tejas Holding, and (iii) allow Tejas Holding to receive all benefits and otherwise exercise all rights of beneficial ownership of such Tejas Shares (and any and all Distributions), all in accordance with the terms of the Offer.

         By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Jay W. Van Ert in his capacity as an employee of Tejas Holding, and any individual who shall thereafter succeed to any such office of Tejas Holding, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or


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special meeting of Tejas' shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to all of the Tejas Shares (and any and all Distributions) tendered hereby and accepted for exchange by Tejas Holding. This appointment will be effective if and when, and only to the extent that, Tejas Holding accepts such Tejas Shares for exchange pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Tejas Shares in accordance with the terms of the Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Tejas Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Tejas Holding reserves the right to require that, in order for Tejas Shares (or other Distributions) to be deemed validly tendered, immediately upon Tejas Holding's acceptance for exchange of such Tejas Shares, Tejas Holding must be able to exercise full voting, consent and other rights with respect to such Tejas Shares (and any and all Distributions), including voting at any meeting of Tejas' shareholders.

         The undersigned shareholder hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Tejas Shares tendered hereby and all Distributions, that the undersigned owns the Tejas Shares tendered hereby, and that when the same are accepted for exchange by Tejas Holding, Tejas Holding will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned shareholder will, upon request, execute and deliver any additional documents deemed by Tejas Holding to be necessary or desirable to complete the sale, assignment and transfer of the Tejas Shares tendered hereby and all Distributions. In addition, the undersigned shareholder shall remit and transfer promptly to Tejas Holding for the account of Tejas Holding all Distributions in respect of the Tejas Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Tejas Holding shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the Tejas Shares tendered hereby or may reduce from the total consideration due, the amount or value of such Distribution as determined by Tejas Holding in its sole discretion.

         EACH OF THE UNDERSIGNED AGREE, REPRESENT AND WARRANT THAT UPON VALID TENDER OF TEJAS SHARES, THE ONLY CONSIDERATION TO BE PAID TO THE SHAREHOLDER FOR SUCH TEJAS SHARES SHALL BE THE APPROPRIATE NUMBER OF WESTECH SHARES AND ANY CASH IN LIEU OF FRACTIONAL WESTECH SHARES.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Prospectus this tender is irrevocable.

         The undersigned shareholder understands that the valid tender of Tejas Shares pursuant to the procedures described in "The Exchange Offer -- Procedure for Tendering" of the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Tejas Holding upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Prospectus, Tejas Holding may not be required to accept for exchange any of the Tejas Shares tendered hereby.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Westech Shares and a check for any cash in lieu of fractional Westech Shares and return any certificates for Tejas Shares not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the Westech Shares and a check for any cash in lieu of fractional Westech Shares and return any certificates for Tejas Shares not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered."


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                          SPECIAL ISSUANCE INSTRUCTIONS
                               (SEE INSTRUCTION 6)

         To be completed ONLY if the Westech Shares are to be issued in the name of someone other than the undersigned, if certificates for the Tejas Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue check and the share certificate(s) to:

Name(s)

--------------------------------------------------

--------------------------------------------------


(Please Print)
              ------------------------------------
Address
       -------------------------------------------

--------------------------------------------------

(Include Zip Code):
                   -------------------------------

(Taxpayer Identification or:
 Social Security Number)
                        --------------------------



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                                         IMPORTANT

                                         SHAREHOLDERS SIGN HERE


Dated:            , 2000
      ------------                       --------------------------------------
                                         (Signature(s) of Shareholder(s))


                                         --------------------------------------
                                         (Please Print)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the share certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.)

Name(s)                                  Address

--------------------------------         -------------------------------------
                                                      (See Instruction 4)

--------------------------------         -------------------------------------
(Please Print)                                         (Include Zip Code)

Name of Firm                             Daytime Telephone Number (Including
                                         Area Code)

--------------------------------         -------------------------------------

                                         Taxpayer Identification or Social
--------------------------------         Security Number

Capacity (Full Title)                    -------------------------------------

--------------------------------



                                         AGREED TO AND ACCEPTED:


Dated:          , 2000                   TEJAS SECURITIES GROUP HOLDING COMPANY
      ----------

                                         By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------



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                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be completed by shareholders of Tejas if Tejas Share certificates are to be forwarded herewith. For a shareholder to validly tender Tejas Shares pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required documents, must be received by Tejas Holding at one of its addresses set forth herein prior to the Expiration Date and the certificates for tendered Tejas Shares must be received by Tejas Holding at one of such addresses prior to the Expiration Date.

         The signatures on this Letter of Transmittal cover the Tejas Shares tendered hereby.

         THE METHOD OF DELIVERY OF THE TEJAS SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE TEJAS SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY TEJAS HOLDING. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional or contingent tenders will be accepted, and no fractional Tejas Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of acceptance of their Tejas Shares for exchange.

         3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Tejas Shares tendered and the share certificate numbers with respect to such Tejas Shares should be listed on a separate signed schedule attached hereto.

         4. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Tejas Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Tejas Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the tendered Tejas Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal or any share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Tejas Holding of the authority of such person so to act must be submitted.

         If this Letter of Transmittal is signed by the registered holder(s) of the Tejas Shares listed and transmitted hereby, no endorsements of share certificates or separate stock powers are required unless payment or certificates for Tejas Shares not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s).

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Tejas Shares evidenced by certificates listed and transmitted hereby, the share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the share certificates.

         5. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 5, Tejas Holding will pay all stock transfer taxes with respect to the transfer and sale of any Tejas Shares to it or its order pursuant to the Offer. If, however, delivery of the consideration in respect of the Offer is to be made, or (in the circumstances where permitted hereby) if certificates for Tejas Shares not tendered or not accepted for exchange are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person




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will be deducted from the overall consideration paid unless evidence satisfactory to Tejas Holding of the payment of such taxes, or exemption therefrom, is submitted.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the share certificates evidencing the Tejas Shares tendered hereby.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If certificates for Westech Shares and a check for any cash in lieu of fractional Westech Shares are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate box on this Letter of Transmittal should be completed.

         7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Prospectus and this Letter of Transmittal may be directed to Kurt J. Rechner at the address and phone number on the first page of this Letter of Transmittal.

         8. WAIVER OF CONDITIONS. Tejas Holding reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the regulatory approvals condition and the conditions relating to the absence of an injunction or stop order).

         9. LOST, DESTROYED OR STOLEN SHARE CERTIFICATES. If any certificate(s) representing Tejas Shares has been lost, destroyed or stolen, the shareholder should promptly notify Tejas Holding. The shareholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY TEJAS HOLDING PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED TEJAS SHARES MUST BE RECEIVED BY TEJAS HOLDING PRIOR TO THE EXPIRATION DATE.





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